UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

WEINGARTEN REALTY INVESTORS
(Exact name of registrant as specified in its charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2600 Citadel Plaza Drive, Suite 125, Houston, Texas 77008
(Address of principal executive offices)

(713) 866-6000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The information included in Exhibit 99.1 (the "Tax Exhibit") to this Current Report on Form 8-K provides a summary of certain material federal income tax considerations relevant to an investment in the securities of Weingarten Realty Investors (the "Company"). The information in the Tax Exhibit supplements the discussion contained under the heading "Federal Income Tax Consequences" contained in prospectus of the Company dated September 29, 2014, as supplemented by the discussion contained under the heading "Supplemental Federal Income Tax Considerations" in certain accompanying prospectus supplements filed by the Company under the Securities Act of 1933, as amended, prior to the date of this Current Report on Form 8-K. The Tax Exhibit shall supersede such discussions to the extent they are inconsistent with the Tax Exhibit, and is a supplement to, and is intended to be read together with, such discussions.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit

99.1	Additional Supplemental Federal Income Tax Considerations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2016

WEINGARTEN REALTY INVESTORS

By:	/s/ Joe D. Shafer
Joe D. Shafer
Senior Vice President/ Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Additional Supplemental Federal Income Tax Considerations